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College Avenue Student Loans, LLC

233 N. King Street

Wilmington, Delaware 19801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by College Avenue Student Loans, LLC (the “Company”) and Barclays Capital Inc. and Morgan Stanley & Co. LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of College Ave Student Loans Trust 2021-B, LLC Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 5, 2021, representatives of the Company provided us with a computer-generated student loan contract data file and related record layout containing data, as represented to us by the Company, as of the close of business on March 31, 2021, with respect to 26,974 student loan contracts (the “Initial Statistical Loan File”). At the instruction of the Company, we randomly selected 150 student loan contracts from the Student Loan Listing (the “Sample Loans”).

Further, on April 9, 2021, representatives of the Company provided us with a supplemental data file containing the borrower first name and borrower last name for each of the 150 Sample Loans (the “Supplemental Data File”). Representatives of the Company instructed us to append the Initial Statistical Loan File with the information set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1.  Loan number (informational purposes only)

2.  Borrower first name

3.  Borrower last name

4.  School name

5.  Loan ID

6.  Loan type

7.  Borrower state

8.  Original principal balance

9.  Current interest rate

10.  Current principal balance

11.  First disbursement date

12.  Repayment begin date

13.  Loan status

14.  Last day of enrollment*

15.  Deferment/forbearance end date (if applicable)

16.  Grace end date

17.  Days past due

18.  Number of scheduled remaining payments

19.  School code

20.  Initial repayment schedule type option

21.  Maturity Date

22.  Credit score

23.  School type

*	For Sample Loans with a loan status as set forth on the Servicing System (as defined herein) of “enrolled” only.

We compared Characteristics 2. and 3. to the corresponding information set forth on the Promissory Note, Loan Application or Final Disclosure (collectively, the “Promissory Note”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 4. and 5. to the corresponding information set forth on the Promissory Note.

We compared Characteristics 6. through 19. to the corresponding information set forth on or derived from the Servicing System.

Using methodologies provided to us by representatives of the Company, we compared Characteristics 20. and 21. to the corresponding information set forth on the Servicing System.

We compared Characteristic 22. to a query from the Company’s origination system provided to us by the Company on April 9, 2021 (the “Credit Score Query”).

On April 9, 2021 and April 12, 2021, at the instruction of the Company, we accessed the “College Navigator Website” (https://nces.ed.gov/collegenavigator/) and, using the school name (as set forth on the Promissory Note), we compared Characteristic 23. to the corresponding information set forth on the College Navigator Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 11., 12., 14., 15., 16. and 21., differences of 60 days or less were deemed to be “in agreement;”

•

with respect to our comparison of Characteristic 20., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the initial repayment schedule type option set forth on the Statistical Loan File when compared to the initial repayment schedule type option on the Servicing System. For each such Sample Loan, we were instructed to perform an additional procedure and compare the initial repayment schedule type option set forth on the Statistical Loan File to the corresponding information set forth on the Promissory Note.

The student loan documents described above, including any information obtained from the Servicing System, Credit Score Query or College Navigator Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 15, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 15, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 20. for the following Sample Loans:

360021496382
360021489674
360021491204

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.